UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 22, 2013

First Community Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

(803) 951-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

The management of First Community Corporation (“FCCO”) will participate in the 2013 Raymond James U.S. Bank Conference in Chicago, Illinois on August 22, 2013.  Michael C. Crapps, FCCO’s President and Chief Executive Officer, and Joseph G. Sawyer, FCCO’s Chief Financial Officer, will meet with analysts and institutional investors and will provide the attached investor presentation. The investor presentation is scheduled to begin at 8:00 a.m., Eastern Standard Time, on Thursday, August 22, 2013.  A copy of the investor presentation will be available to investors via FCCO’s website (http://www.firstcommunitysc.com) and is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Additional Information and Where To Find It

FCCO intends to file relevant documents concerning the merger with Savannah River Financial Corporation with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 which will include a proxy statement/prospectus.  Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings by FCCO, at the SEC’s internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, SC 29072, Attention: Michael Crapps.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The directors and executive officers of FCCO and other persons may be deemed to be participants in the solicitation of proxies from FCCO shareholders in connection with the proposed merger.  Information regarding FCCO’s directors and executive officers is available in its definitive proxy statement (form type DEF 14A) and additional definitive proxy soliciting materials filed with the SEC for FCCO’s 2013 annual shareholder meeting.  Other information regarding the participants in the FCCO proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 8.01 Other Events.

The information set forth in Item 7.01 of the Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Presentation for the 2013 Raymond James U.S. Bank Conference in Chicago, IL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: August 22, 2013	By:	/s/ Michael C. Crapps
Michael C. Crapps
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor Presentation dated August 22, 2013